UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

Mass Megawatts Wind Power Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-32465	04-3402789
(State of Incorporation)	(Commission File Number)	( IRS Employer Identification Number)

100 Boston Turnpike Ste. J9B #290 Shrewsbury, MA 01545

(Address of principal executive offices) (Zip Code)

(508) 942-3531

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Stock, no par value	MMMW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director and Officer Departure

Gary Bedell recently departed as a Director and Chief Operating Officer due to his sudden and untimely death.

(c) Appointment of Officer

Effective December 27, 2022, Mark Vartanian, age 59, was appointed as Chief Operating Officer to fill the vacancy that was a result of the death of Gary Bedell, the previous Chief Operating Officer. Mr. Vartanian was not appointed pursuant to any arrangement either of him or any other person. There is not any transaction currently or in the past with the Company in which Mr. Vartanian either has or had a direct or indirect material interest.

Mr. Vartanian has over 20 years of experience in management including product distribution. Mr. Vartanian has been involved with the planning, development, and contracting with several projects which adds to his qualifications.

(d) Appointment of Director

Effective December 27, 2022, The Board of Directors (the “Board”) of Mass Megawatts Wind Power, Inc. (the “Company”) appointed Mark Vartanian, age 59, to fill the vacancy of the late Gary Bedell, as a member of the Board to serve until his successor is duly elected and qualified. He is not currently a member of any Committee of the Board. Other than routine reasonable duties and compensation as a Chief Operating Officer, the Company has no special understanding with Mr. Vartanian in connection to the appointment to the Board except for the reimbursement of expenses in connection with his services to the Board.

The information in this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be Signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jonathan Ricker
Chief Executive Officer
Mass Megawatts Wind Power, Inc.